NOMURA PARTNERS FUNDS, INC.

GLOBAL ALPHA EQUITY FUND

SUPPLEMENT DATED NOVEMBER 22, 2011,

TO THE PROSPECTUS DATED JANUARY 28, 2011

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2011 and other supplements.

Upon the recommendation of Nomura Asset Management U.S.A. Inc. (“Advisor”), the Board of Nomura Partners Funds, Inc. approved the liquidation and dissolution of the Global Alpha Equity Fund (“Fund”) effective on or about December 29, 2011 (“Liquidation Date”). On or before the Liquidation Date, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objective. The Fund will sell all of its assets and, on the Liquidation Date, will automatically redeem all of its shares outstanding. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions, if any, required to eliminate any Fund-level taxes are made and the expenses and the liabilities of the Fund have been paid or otherwise provided for.

The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Fund subject to the Advisor’s agreement to maintain the Fund’s total operating expenses at specified levels. Also, the Advisor has undertaken that it and its affiliate, who are a majority of the investors in the Fund, will not redeem their investments in the Fund and will hold their shares until Liquidation Date.

In conjunction with approving the liquidation of the Fund, the Board of the Fund also approved closing the Fund to new investments effective immediately. Shareholders whose shares are automatically redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees or CDSC (“Liquidation Distribution”).

At any time prior to the Liquidation Date, shareholders may exchange shares of the Fund for the same class of another Nomura Partners fund, as described under “How to Purchase, Exchange and Redeem Shares – How to Exchange Shares” in the Prospectus. Also at anytime prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof pursuant to the procedures set forth under “How to Purchase, Exchange and Redeem Shares” in the Prospectus. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.

The exchange of Fund shares for shares of another Nomura Partners fund, the redemption of Fund shares or the receipt of the Liquidation Distribution will be treated as a sale of Fund shares for U.S. federal income tax purposes. Shareholders should review the discussion under “United States Federal Income Taxation” in the Statement of Additional Information dated January 28, 2011. This discussion, and the discussion in the Statement of Additional Information, does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (including corporate shareholders that own 80% or more of the Fund’s shares).

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the exchange of Fund shares for shares of another fund in Nomura Partners Funds, Inc., the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.

INVESTMENT COMPANY ACT FILE NO: 811-01090

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